                                    [PHOTO]

                                Annual Report September 30, 1999
Oppenheimer
NEW YORK
MUNICIPAL FUND



                                   [LOGO] OPPENHEIMERFUNDS-Registered Trademark-
                                          THE RIGHT WAY TO INVEST

--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

OVER THE PERIOD, THE FUND PROVIDED INVESTORS WITH A RELATIVELY STEADY YIELD that compared favorably with returns offered by taxable Treasury securities.

WE EMPHASIZED STRONG ECONOMIC SECTORS, such as housing and transportation, and avoided trouble spots, such as hospitals and newly deregulated utilities.

    CONTENTS

 1  President's Letter

 3  An Interview with Your Fund's Manager

 8  Fund Performance

14  FINANCIAL STATEMENTS

34  INDEPENDENT AUDITORS' REPORT

35  Federal Income Tax Information

36  Officers and Trustees

37  OppenheimerFunds Family

AVERAGE ANNUAL TOTAL RETURNS
For the 1-Year Period Ended 9/30/99*

CLASS A
Without Sales Chg.       With Sales Chg.
------------------       ---------------
     -2.36%                  -7.00%


CLASS B
Without Sales Chg.       With Sales Chg.
------------------       ---------------
     -3.11%                  -7.76%


CLASS C
Without Sales Chg.       With Sales Chg.
------------------       ---------------
     -3.11%                  -4.04%



                                -----------------
                                NOT FDIC INSURED
                                NO BANK GUARANTEE
                                 MAY LOSE VALUE
                                -----------------

                       * See page 12 for further details.

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer New York Municipal Fund

DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

     At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.


                     1 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

One recent development IS quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industry-wide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds THE RIGHT WAY TO INVEST.


Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
October 21, 1999


                     2 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]
PORTFOLIO MANAGEMENT TEAM (L TO R)
Robert Patterson (Portfolio Manager) Caryn Halbrecht

Q
HOW DID OPPENHEIMER NEW YORK MUNICIPAL FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED SEPTEMBER 30, 1999?

A. Although the Fund produced negative returns for the period, it had good relative performance in what proved to be a highly volatile investment environment. In fact, the Fund's Class A shares ranked in the top quartile of New York municipal debt funds for the one-year period ended September 30, 1999(1). Our conservative strategy provided investors with a relatively steady tax-free yield that compared favorably with taxable U.S. Treasury securities.

WHAT EVENTS HAD THE GREATEST IMPACT ON THE NEW YORK MUNICIPAL MARKET?

In late 1998, global economic uncertainty triggered a "flight to quality" among U.S. and foreign investors. This created unprecedented demand for U.S. Treasury securities, driving their prices up and their yields down (prices and yields move in opposite directions). However, because municipal bonds do not provide tax advantages to foreign investors, municipals did not benefit to the same extent. Accordingly, U.S. Treasuries significantly outperformed triple-A rated municipal bonds with comparable maturities during the first few months of the period.


1. Source: LIPPER ANALYTICAL SERVICE, INC, 9/30/99. See page 12 for further details.


                     3 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

"WE EMPHASIZED AREAS OF OPPORTUNITY THAT WE BELIEVED WERE POSITIONED TO BENEFIT FROM NEW YORK'S IMPROVING ECONOMY."

Early in 1999, the U.S. and global economies began to strengthen. As a result, investors regained their confidence and sold their Treasury bonds, returning to riskier financial assets, such as stocks and corporate bonds. Consequently, prices of U.S. Treasuries declined sharply. Municipal bond prices remained stable, providing higher total returns than U.S. Treasuries.

     Beginning in the spring of 1999, unexpected strength in the U.S. economy raised fears of inflation and caused interest rates to climb. Since rising rates tend to drive down prices of outstanding bonds, virtually all fixed income markets were hurt by the continuing flow of stronger economic data. This environment persisted through the Fund's fiscal year end. Although negatively impacted, New York municipal bond prices benefited from favorable supply and demand factors. Strong economic conditions in New York reduced many municipalities' need to borrow, leading to a modestly diminished supply of tax-exempt bonds. Furthermore, delayed passage of the state budget from April through September forced the postponement of budget-related bond issuance, further reducing municipal bond supply, which supported New York's municipal bond market.


                     4 OPPENHEIMER NEW YORK MUNICIPAL FUND

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/99(2)

Class A
1-year        5-year         10-year
-------------------------------------
-7.00%        5.08%           6.15%


Class B                       Since
1-year        5-year        Inception
-------------------------------------
-7.76%        4.98%           4.01%


Class C                       Since
1-year        5-year        Inception
-------------------------------------
-4.04%        N/A             4.59%

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We employed a number of strategies in our efforts to enhance performance and help reduce risk. First, we remained almost fully invested throughout the period as we sought to take full advantage of the relatively high yields offered by New York municipal bonds compared to tax-free money market funds and other cash equivalents. Second, we employed some widely used hedging techniques in late 1998 and early 1999 that allowed us to benefit from declines in Treasury bond prices. Third, we responded to rising interest rates by actively managing the portfolio's AVERAGE DURATION. Specifically, we gradually shifted from a relatively long to a relatively short duration position, since the shorter a portfolio's average duration, the better it is likely to resist the negative impact of rising interest rates. Finally, we emphasized highly rated municipal bonds because based on intensive analysis, we believed that most lower quality bonds did not offer enough extra yield to justify the added risk.


2. See page 12 for further details.


                     5 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

STANDARDIZED YIELDS(3)
For the 30-days Ended 9/30/99
-----------------------------
Class A            4.78%
Class B            4.24
Class C            4.25

WHAT SECTORS DID YOU FIND ATTRACTIVE, AND WHICH DID YOU AVOID?

We emphasized areas of opportunity that we believed were positioned to benefit from New York's improving economy. These areas included housing and transportation bonds issued by the state's larger municipalities. We also continued to invest a small percentage of the Fund's portfolio in bonds of Puerto Rico and Guam, which increased diversification while providing shareholders with income exempt from New York state and local taxes.

     On the other hand, we avoided certain issuers, such as hospitals, that have been subject to financial pressures because of cutbacks in Medicaid and Medicare. We also tended to avoid the uncertainties associated with bonds issued by utilities that are in the midst of industry-wide deregulation.


3. Standardized yield is based on net investment income for the 30-day period ended September 30, 1999. Falling share prices will tend to artificially raise yields.


                     6 OPPENHEIMER NEW YORK MUNICIPAL FUND

CREDIT ALLOCATION(4)

[CHART]

-    AAA                 31.8%
-    AA                  15.6%
-    A                   26.3%
-    BBB                 15.7%
-    BB                   8.1%
-    B                    2.5%

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

We remain cautiously optimistic. Although New York State continues to be burdened by a high level of debt, which has hurt its standing among national credit rating agencies, the state has benefited greatly from the continuing strength of the U.S. economy. As a result, we believed that it now might be in an excellent position to improve its credit rating.

     On the other hand, we remain concerned about rising interest rates. We intend to continue to monitor the economic environment carefully, ready to reposition the portfolio if conditions warrant. We believe these credit-conscious, risk management strategies help make Oppenheimer New York Municipal Fund an important part of THE RIGHT WAY TO INVEST.

TOP FIVE INDUSTRIES(4)
----------------------------------------------------------
Higher Education                                     15.9%
----------------------------------------------------------
General Obligation                                   10.7
----------------------------------------------------------
Highways                                              8.5
----------------------------------------------------------
Electric Utilities                                    8.0
----------------------------------------------------------
Single Family Housing                                 5.7


4. Portfolio data is subject to change. Percentages are as of September 30, 1999, and are dollar-weighted based on invested assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 12.20% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.


                     7 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

BELOW IS A DISCUSSION, BY THE MANAGER, OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 1999, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the past fiscal year that ended September 30, 1999, Oppenheimer New York Municipal Fund performed relatively well, despite the fact that the overall bond market weakened considerably in 1999. The weakness in the bond market stemmed from signs of continuing strong economic growth, which could cause inflation to reemerge. However, the Fund benefited from a reduced supply of new tax-exempt bond issues. The Fund also benefited from an emphasis on high quality bond issues, our efforts to manage the portfolio's average duration in response to rising interest rates, and our success in correctly identifying strong and weak sectors of the New York municipal bond market. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on March 1, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.


                     8 OPPENHEIMER NEW YORK MUNICIPAL FUND

The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                     9 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer New York Municipal Fund (Class A), and Lehman Brothers Municipal Bond Index

[GRAPH]

Oppenheimer New York Municipal Fund Class A     $20,377
Lehman Brothers Municipal Bond Index            $18,161

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/99(1) 1-year -7.00% 5-year 5.08% 10-year 6.15%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer New York Municipal Fund (Class B), and Lehman Brothers Municipal Bond Index

[GRAPH]

Oppenheimer New York Municipal Fund Class B     $14,300
Lehman Brothers Municipal Bond Index            $12,908

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/99(1) 1-year -7.76% 5-year 4.98% Life 4.01%


1. See page 12 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                     10 OPPENHEIMER NEW YORK MUNICIPAL FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer New York Municipal Fund (Class C), and Lehman Brothers Municipal Bond Index

[GRAPH]

Oppenheimer New York Municipal Fund Class C     $12,559
Lehman Brothers Municipal Bond Index            $12,012

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/99(1) 1-year -4.04% Life 4.59%




The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/89 for Class A, 2/29/93 for Class B and 8/31/95 for Class C.


                     11 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares were first publicly offered on 8/16/84. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 3/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

LIPPER RANKING. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 22 of 99 (one-year), 25 of 68 (five-year) and 19 of 32 (ten-year) among New York municipal debt funds for the periods ended 9/30/99.


                     12 OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                                 FINANCIALS










                     13 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS     SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                      RATINGS:
                                                                       MOODY'S/                                    MARKET
                                                                      S&P/FITCH                     FACE            VALUE
                                                                     (UNAUDITED)                  AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--99.3%
---------------------------------------------------------------------------------------------------------------------------
NEW YORK--85.2%
Allegany Cnty., NY IDA RB, Houghton College Civic Facility,
5.25%, 1/15/18                                                            NR/BBB              $1,500,000       $1,382,985
---------------------------------------------------------------------------------------------------------------------------
Allegany Cnty., NY IDA RB, Houghton College Civic Facility,
5.25%, 1/15/24                                                            NR/BBB               1,500,000        1,352,535
---------------------------------------------------------------------------------------------------------------------------
Battery Park City, NY RB, Series A, AMBAC Insured,
5.50%, 11/1/16                                                           Aaa/AAA               5,000,000        4,926,300
---------------------------------------------------------------------------------------------------------------------------
Erie Cnty., NY IDA Life Care Community RB, Episcopal
Church Home, Series A, 6%, 2/1/28                                          NR/NR               6,700,000        6,227,248
---------------------------------------------------------------------------------------------------------------------------
Monroe Cnty., NY IDA RB, DePaul Community Facilities,
Series A, 5.875%, 2/1/28                                                   NR/NR               1,800,000        1,647,198
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Inverse Floater, 7.494%, 8/1/08(1)                                A3/A-               8,250,000        8,765,625
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Inverse Floater, 8.057%, 8/1/13(1)                              A3/A-/A               5,000,000        5,381,250
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Inverse Floater, 8.057%, 8/1/14(1)                                A3/A-               8,150,000        8,720,500
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series A, 7.75%, 8/15/16                         Aaa/AAA/A                 157,500          170,005
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19                          Aaa/A-/A-               1,295,000        1,406,525
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series F, 8.25%, 11/15/17                        Aaa/A-/A-               8,500,000        9,323,225
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Series B, 8.25%, 6/1/07                                        A3/A-/A-               1,750,000        2,097,322
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Series B, FSA Insured, Inverse Floater,
6.942%, 10/1/07(1)                                                   Aaa/AAA/AAA               7,500,000        7,778,100
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Series H, 6.125%, 8/1/25                                        A3/A-/A               6,000,000        6,110,280
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series A, 7.75%, 3/15/03                   A3/A-/A-                  10,000           10,316
---------------------------------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series D, 7.50%, 2/1/19                    A3/A-/A-                   5,000            5,369
---------------------------------------------------------------------------------------------------------------------------
NYC GORB, Series D, 5.25%, 8/1/21                                        A3/A-/A               1,000,000          917,830
---------------------------------------------------------------------------------------------------------------------------
NYC GORB, Unrefunded Balance, Series F, 7.625%, 2/1/14                   A3/A-/A                   5,000            5,383
---------------------------------------------------------------------------------------------------------------------------
NYC GOUN, Prerefunded, Series C, Subseries C-1,
7.50%, 8/1/20                                                          Aaa/A-/A-                   5,000            5,499
---------------------------------------------------------------------------------------------------------------------------
NYC HDC MH RB, Glenn Gardens Project, 6.50%, 1/15/18                       NR/NR               2,778,242        2,801,608
---------------------------------------------------------------------------------------------------------------------------
NYC HDC MH RB, Keith Plaza Project, 6.50%, 2/15/18                         NR/NR               1,827,998        1,843,866
---------------------------------------------------------------------------------------------------------------------------
NYC HDC MH RB, Series A, 5.625%, 5/1/12                                   Aa2/AA               4,355,000        4,475,590
---------------------------------------------------------------------------------------------------------------------------
NYC Health & Hospital Corp. RRB, AMBAC Insured,
Inverse Floater, 7.719%, 2/15/23(1)                                  Aaa/AAA/AAA               9,300,000        8,672,250
---------------------------------------------------------------------------------------------------------------------------
NYC IDA Civic Facility RB, Community Resources
Development, 7.50%, 8/1/26                                                 NR/NR               4,000,000        4,179,920
---------------------------------------------------------------------------------------------------------------------------
NYC IDA Civic Facility RB, USTA National Tennis
Center Project, FSA Insured, 6.375%, 11/15/14                        Aaa/AAA/AAA               1,500,000        1,607,670
---------------------------------------------------------------------------------------------------------------------------
NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
5.75%, 10/1/36                                                    Baa3/BBB-/BBB-               3,500,000        3,279,675


                     14 OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                                      RATINGS:
                                                                       MOODY'S/                                    MARKET
                                                                      S&P/FITCH                     FACE            VALUE
                                                                     (UNAUDITED)                  AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
NEW YORK CONTINUED
 NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
6.20%, 10/1/22                                                    Baa3/BBB-/BBB-             $ 5,000,000     $  5,089,350
---------------------------------------------------------------------------------------------------------------------------
NYC IDA SPF RB, Northwest Airlines, Inc.,
6%, 6/1/27                                                                Ba2/BB              14,000,000       13,302,660
---------------------------------------------------------------------------------------------------------------------------
NYC IDA SPF RB, United Air Lines, Inc. Project,
5.65%, 10/1/32                                                          Baa3/BB+               6,585,000        6,135,244
---------------------------------------------------------------------------------------------------------------------------
NYC IDAU Civil Facility RB, YMCA Greater NY Project,
5.80%, 8/1/16                                                        Baa3/NR/BBB               2,470,000        2,421,711
---------------------------------------------------------------------------------------------------------------------------
NYC IDAU RB, Visy Paper, Inc. Project,
7.80%, 1/1/16                                                              NR/NR               6,800,000        7,272,124
---------------------------------------------------------------------------------------------------------------------------
NYC IDAU RB, Visy Paper, Inc. Project,
7.95%, 1/1/28                                                              NR/NR              13,500,000       14,467,815
---------------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn. Project,
6%, 1/1/15                                                               A3/A/A-               6,000,000        6,107,160
---------------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn. Project,
6.125%, 1/1/24                                                           A3/A/A-               3,000,000        3,046,290
---------------------------------------------------------------------------------------------------------------------------
NYC MCFFA RB, Series D, 6.45%, 2/15/09                                   Aa2/AAA                 145,000          154,553
---------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RB, Series A, FGIC Insured,
5.50%, 6/15/32                                                       Aaa/AAA/AAA               9,175,000        9,175,000
---------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RB, Unrefunded Balance, Series B,
6.375%, 6/15/22                                                       Aaa/AAA/A-               6,625,000        7,044,561
---------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, Prerefunded, Series A,
7.10%, 6/15/12                                                        NR/AAA/AAA                 180,000          190,562
---------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, Series C, FGIC Insured,
5%, 6/15/21                                                          Aaa/AAA/AAA              11,000,000        9,889,000
---------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, Unrefunded Balance,
6.75%, 6/15/17                                                          A2/A/AA-               2,480,000        2,582,796
---------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, Unrefunded Balance,
Series A-1994, 7.10%, 6/15/12                                           A2/A/AA-                  95,000           99,876
---------------------------------------------------------------------------------------------------------------------------
NYC Niagara Falls SDI COP, High School Facility,
5.375%, 6/15/28                                                        Baa3/BBB-               7,645,000        6,969,564
---------------------------------------------------------------------------------------------------------------------------
NYC Transitional FAU RB, Future Tax Secured,
Series B, 4.75%, 11/1/23                                              Aa3/AA/AA+              19,750,000       16,702,772
---------------------------------------------------------------------------------------------------------------------------
NYC Transitional FAU RB, Future Tax Secured,
Series C, 5%, 5/1/29                                                  Aa3/AA/AA+               5,400,000        4,740,498
---------------------------------------------------------------------------------------------------------------------------
NYS DA RB, City University, Series 1, 5.375%, 7/1/24                Baa1/BBB+/A-              11,500,000       10,640,835
---------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Ithaca College, AMBAC Insured,
5.25%, 7/1/26                                                           Aaa /AAA               5,750,000        5,304,030
---------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Judicial Facilities Lease, Escrowed to
Maturity, BIG Insured, 7.375%, 7/1/16                                    Aaa/AAA                 250,000          296,900


                     15 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS     Continued
--------------------------------------------------------------------------------

                                                                      RATINGS:
                                                                       MOODY'S/                                    MARKET
                                                                      S&P/FITCH                     FACE            VALUE
                                                                     (UNAUDITED)                  AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
NEW YORK CONTINUED
NYS DA RB, Judicial Facilities Lease, Escrowed to
Maturity, MBIA Insured, 7.375%, 7/1/16                                   Aaa/AAA             $ 2,300,000      $ 2,731,480
---------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Office General Services, 5%, 4/1/28                         Baa1/BBB+               5,260,000        4,587,772
---------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Pooled Capital Program, Partially
Prerefunded, FGIC Insured, 7.80%, 12/1/05                            Aaa/AAA/AAA               1,290,000        1,316,974
---------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Rosalind & Joseph Gurwin Geriatric
Home, AMBAC Insured, 5.70%, 2/1/37                                       Aaa/AAA               2,000,000        1,935,080
---------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Upstate Community Colleges,
Series A, 5%, 7/1/28                                                   NR/BBB+/A              10,000,000        8,729,200
---------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, CUS, Second Series A, 5.75%, 7/1/18                        Baa1/BBB+               6,750,000        6,768,563
---------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, CUS, Series B, 6%, 7/1/14                                  Baa1/BBB+              10,875,000       11,372,531
---------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Episcopal Health Services, Inc.,
5.85%, 8/1/13                                                             NR/AAA                 500,000          513,230
---------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Fordham University, FGIC Insured,
5.75%, 7/1/15                                                        Aaa/AAA/AAA               9,100,000        9,182,628
---------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, St. Joseph's Hospital Health Center,
---------------------------------------------------------------------------------------------------------------------------
MBIA Insured, 5.25%, 7/1/18                                              Aaa/AAA               5,035,000        4,690,556
---------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, St. Thomas Aquinas, 5.25%, 7/1/28                             NR /AA               1,500,000        1,355,130
---------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, St. Vincent's Hospital, 7.375%, 8/1/11                       Aa2/AAA                 135,000          143,884
---------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/15                               A3/A/A              23,090,000       22,289,008
---------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/21                               A3/A/A               5,010,000        4,698,929
---------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, SUEFS, Series B, 7%, 5/15/16                                  A2/A/A               9,020,000        9,343,006
---------------------------------------------------------------------------------------------------------------------------
NYS DA SPO Bonds, CUS, Series E, FSA Insured,
5.75%, 7/1/11                                                        Aaa/AAA/AAA               5,955,000        6,269,245
---------------------------------------------------------------------------------------------------------------------------
NYS EFCPC RB, State Water Revolving Fund, Series A,
6.60%, 9/15/12                                                       Aaa/AAA/AAA                 250,000          268,155
---------------------------------------------------------------------------------------------------------------------------
NYS EFCPC RB, State Water Revolving Fund, Series C,
7.20%, 3/15/11                                                         Aa2/A+/AA                 350,000          360,910
---------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, Consolidated Edison Co., Series A,
7.50%, 1/1/26                                                           A1/A+/NR                 280,000          284,950
---------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, L.I. Lighting Co., Series C,
6.90%, 8/1/22                                                       Baa3/A-/BBB+              10,200,000       11,129,118
---------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, Prerefunded, Series A,
7.15%, 12/1/20                                                            Ba1/A-               5,510,000        5,992,566
---------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, Unrefunded Balance, Series A,
7.15%, 12/1/20                                                            Aaa/A-               1,990,000        2,106,495
---------------------------------------------------------------------------------------------------------------------------
NYS ERDAUGF RB, Brooklyn Union Gas Co., Series B,
Inverse Floater, 9.564%, 7/1/26(1)                                        A1/A/A               6,000,000        7,282,500


                     16 OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                                      RATINGS:
                                                                       MOODY'S/                                    MARKET
                                                                      S&P/FITCH                     FACE            VALUE
                                                                     (UNAUDITED)                  AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
NEW YORK CONTINUED
 NYS ERDAUGF RB, Brooklyn Union Gas Co.,
Series D, MBIA Insured, Inverse Floater, 7.69%, 7/8/26(1)              Aaa/AAA/A             $ 3,000,000      $ 2,767,500
---------------------------------------------------------------------------------------------------------------------------
NYS ERDAUPC RB, NYS Electric & Gas Project,
Series A, MBIA Insured, 6.15%, 7/1/26                                    Aaa/AAA               4,000,000        4,049,880
---------------------------------------------------------------------------------------------------------------------------
NYS GORB, 7.50%, 11/15/00                                                   A2/A                 500,000          519,650
---------------------------------------------------------------------------------------------------------------------------
NYS GORB, 9.875%, 11/15/05                                               A2/A/A+                 400,000          507,000
---------------------------------------------------------------------------------------------------------------------------
NYS HFA RB, MH Secured Mtg. Program-A,
7.05%, 8/15/24                                                            Aa1/NR                 350,000          369,152
---------------------------------------------------------------------------------------------------------------------------
NYS HFA RB, MH Secured Mtg. Program-C,
6.95%, 8/15/24                                                            Aa1/NR                 220,000          227,482
---------------------------------------------------------------------------------------------------------------------------
NYS HFA RB, Prerefunded, 8%, 11/1/08                                      Aaa/A-               2,690,000        2,860,223
---------------------------------------------------------------------------------------------------------------------------
NYS HFA RB, Unrefunded Balance, 8%, 11/1/08                               Baa/A-                 550,000          576,153
---------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, Housing Mtg., Series A, 6.10%, 11/1/15                  Aaa/AAA/AAA              12,170,000       12,655,218
---------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, State University Construction,
Escrowed to Maturity, Series A, 7.90%, 11/1/06                           Aaa/AAA               1,750,000        1,991,938
---------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, Unrefunded Balance, 7.90%, 11/1/99                          Baa1/A-               1,490,000        1,493,487
---------------------------------------------------------------------------------------------------------------------------
NYS HFASC Obligation RB, Series A, 6%, 3/15/26                         Baa1/BBB+              10,000,000       10,044,300
---------------------------------------------------------------------------------------------------------------------------
NYS LGAC RRB, Series B, 5.50%, 4/1/21                                   A3/A+/A+               3,000,000        2,860,110
---------------------------------------------------------------------------------------------------------------------------
NYS LGAC RRB, Series E, 5%, 4/1/21                                      A3/A+/A+                 500,000          450,920
---------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg. Project, Series 69,
5.50%, 10/1/28                                                            Aa2/NR               6,400,000        5,913,344
---------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series 71,
5.40%, 4/1/29(2)                                                          Aa2/NR              20,465,000       18,619,057
---------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series UU,
7.75%, 10/1/23                                                            Aa2/NR               1,590,000        1,644,187
---------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Homeowner Mtg., Series VV,
7.375%, 10/1/11                                                           Aa2/NR                 125,000          130,226
---------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Inverse Floater, 6.588%, 10/1/24(1)                            NR/NR              10,000,000        8,367,800
---------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Series 40-B, 6.40%, 10/1/12                                   Aa2/NR                 500,000          520,110
---------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, Long-Term Health Care, Series C,
FSA Insured, 6.40%, 11/1/14                                          Aaa/AAA/AAA               2,800,000        2,963,324
---------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, MHESF, Prerefunded, FGIC
Insured, Series A, 6.375%, 8/15/17                                    Aaa/NR/AAA               4,920,000        5,240,243
---------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, MHESF, Unrefunded Balance,
Series A, FGIC Insured, 6.375%, 8/15/17                              Aaa/AAA/AAA                  80,000           83,940
---------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, MHESF, Unrefunded Balance,
Series B, 7.875%, 8/15/20                                                A3/BBB+                 365,000          382,666
---------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, Prerefunded, Series D,
6.45%, 2/15/09                                                           Aa2/AAA                 185,000          199,835


                     17 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS     Continued
--------------------------------------------------------------------------------

                                                                      RATINGS:
                                                                       MOODY'S/                                    MARKET
                                                                      S&P/FITCH                     FACE            VALUE
                                                                     (UNAUDITED)                  AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
NEW YORK CONTINUED
NYS MCFFA RB, St. Francis Hospital, Project A,
FGIC Insured, 7.625%, 11/1/21                                        Aaa/AAA/AAA            $  2,690,000     $  2,751,520
---------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, St. Luke's Hospital Center Mtg.,
Prerefunded, Series B, 7.45%, 2/15/29                                    Aaa/AAA               7,500,000        7,752,450
---------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, Unrefunded Balance, 7.70%, 2/15/18                           NR/A-                 350,000          354,060
---------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RRB, MHESF, Unrefunded Balance,
Series A, 8.875%, 8/15/07                                                  A3/A-               2,930,000        2,941,193
---------------------------------------------------------------------------------------------------------------------------
NYS MTAU RB, Transportation Facilities Service
Contracts, Series 3, 7.375%, 7/1/08                                    Baa1/BBB+                 250,000          280,638
---------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RB, Series X, 6%, 1/1/14                                     Aa3/A+              14,510,000       14,871,734
---------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series A, 5%, 1/1/15                                    Aa3/A+               3,500,000        3,267,460
---------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series B, 5%, 1/1/20                                    Aa3/A+                 500,000          455,150
---------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series Y, 5.50%, 1/1/17                                 Aa3/A+              15,000,000       14,973,750
---------------------------------------------------------------------------------------------------------------------------
NYS TBTAU SPO RRB, Series A, MBIA Insured,
6.625%, 1/1/17                                                           Aaa/AAA                 500,000          522,620
---------------------------------------------------------------------------------------------------------------------------
NYS Thruway Authority General RB, Prerefunded,
Series A, 5.75%, 1/1/19                                                  Aa3/AA-               5,000,000        5,252,850
---------------------------------------------------------------------------------------------------------------------------
NYS UDC RB, Series A, MBIA Insured, 5.50%, 4/1/16                    Aaa/AAA/AAA               7,500,000        7,376,325
---------------------------------------------------------------------------------------------------------------------------
NYS UDC RRB, Correctional Capital Facilities,
Series A, 5.25%, 1/1/21                                              Baa1/BBB+/A               1,000,000          915,530
---------------------------------------------------------------------------------------------------------------------------
NYS United Nations Development Corp. RRB,
Sr. Lien, Series B, 5.60%, 7/1/26                                        A2/NR/A               1,295,000        1,243,757
---------------------------------------------------------------------------------------------------------------------------
NYS United Nations Development Corp. RRB,
Sub. Lien, Series C, 5.60%, 7/1/26                                      A3/NR/A-               3,000,000        2,881,290
---------------------------------------------------------------------------------------------------------------------------
Onondaga Cnty., NY IDA SWD Facility RRB,
Solvay Paperboard LLC Project, 7%, 11/1/30                                 NR/NR              16,300,000       16,555,910
---------------------------------------------------------------------------------------------------------------------------
Onondaga Cnty., NY RR Agency RB,
RR Facilities Project, 7%, 5/1/15                                     Baa1/NR/A-              16,500,000       17,213,460
---------------------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RRB, 78th Series,
6.50%, 4/15/11(2)                                                     A1/AA-/AA-                 250,000          263,738
---------------------------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air Terminal
Project, Series 6, 5.75%, 12/1/22                                    Aaa/AAA/AAA              11,150,000       11,238,643
---------------------------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, KIAC-4 Project, Fifth
Installment, 6.75%, 10/1/19                                                NR/NR              12,600,000       13,482,252
---------------------------------------------------------------------------------------------------------------------------
Suffolk Cnty., NY GORB, AMBAC Insured,
10%, 11/1/02                                                         Aaa/AAA/AAA                 250,000          290,168
---------------------------------------------------------------------------------------------------------------------------
Suffolk Cnty., NY IDA RRB, Nissequogue Cogen
Partners Facility, 5.50%, 1/1/23                                           NR/NR               3,500,000        3,183,215
---------------------------------------------------------------------------------------------------------------------------
Syracuse, NY IDA Civic Facilities RB, Crouse Health
Hospital, Inc. Project, Series A, 5.375%, 1/1/23                          NR/BBB               1,000,000          870,230
                                                                                                           ----------------
                                                                                                              562,454,973


                     18 OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                                      RATINGS:
                                                                       MOODY'S/                                    MARKET
                                                                      S&P/FITCH                     FACE            VALUE
                                                                     (UNAUDITED)                  AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--14.1%
Guam PAU RB, Series A, 5.125%, 10/1/29                              Baa3/BBB/BBB            $  7,750,000     $  6,797,060
---------------------------------------------------------------------------------------------------------------------------
Guam PAU RB, Series A, 5.25%, 10/1/34                               Baa3/BBB/BBB              10,000,000        8,835,300
---------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                                     Aaa/AAA               1,300,000        1,677,702
---------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5%, 7/1/27                                                 Baa1/A               7,000,000        6,174,490
---------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, FSA Insured, Inverse Floater,
8.392%, 7/1/20(1)                                                    Aaa/AAA/AAA              11,500,000       11,744,375
---------------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Prerefunded, Series S,
6.50%, 7/1/22                                                             NR/AAA               7,000,000        7,552,160
---------------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series W, Inverse Floater,
6.872%, 7/1/10(1)                                                         Baa1/A               9,000,000        9,202,500
---------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU RRB, Unrefunded
Balance, Series A, 7.75%, 7/1/08                                       Baa1/BBB+               1,355,000        1,372,439
---------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU Special RRB,
Unrefunded Balance, Series A, 7.90%, 7/1/07                            Baa1/BBB+                  95,000           96,234
---------------------------------------------------------------------------------------------------------------------------
PR EPAU CAP RRB, Series N, MBIA Insured,
Zero Coupon, 5.69%, 7/1/17(3)                                            Aaa/AAA              24,000,000        9,065,520
---------------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Series DD, 5%, 7/1/28                                   Baa1/BBB+/NR               3,000,000        2,633,700
---------------------------------------------------------------------------------------------------------------------------
PR Housing Bank & Finance Agency SFM RB,
Homeownership-Fourth Portfolio, Escrowed to
Maturity, 8.50%, 12/1/18                                                  Aaa/NR               1,580,000        1,791,910
---------------------------------------------------------------------------------------------------------------------------
PR Industrial Tourist Educational, Medical &
Environmental Control Facilities RRB, Ana G. Mendez
University Project, 5.375%, 2/1/19                                        NR/BBB               1,000,000          938,200
---------------------------------------------------------------------------------------------------------------------------
PR Industrial Tourist Educational, Medical &
Environmental Control Facilities RRB, Ana G. Mendez
University Project, 5.375%, 2/1/29                                        NR/BBB               2,000,000        1,845,060
---------------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC Facilities
FAU RB, American Airlines, Inc. Project, 6.45%, 12/1/25(2)             Baa1/BBB-               1,285,000        1,330,810
---------------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC Facilities
FAU RB, Warner Lambert Co. Project, 7.60%, 5/1/14                          A1/NR               3,000,000        3,098,010
---------------------------------------------------------------------------------------------------------------------------
PR POAU RB, American Airlines SPF Project, Series A,
6.25%, 6/1/26                                                          Baa2/BBB-               8,000,000        8,151,200
---------------------------------------------------------------------------------------------------------------------------
PR Telephone Authority RB, MBIA Insured, Inverse
Floater, 7.422%, 1/16/15(1)                                              Aaa/AAA              10,000,000       10,825,000
                                                                                                           ----------------
                                                                                                               93,131,670
                                                                                                           ----------------
Total Municipal Bonds and Notes (Cost $649,165,606)                                                           655,586,643


                     19 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                    FACE       MARKET VALUE
                                                                                  AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 SHORT-TERM TAX-EXEMPT OBLIGATIONS--0.1%

 NYS HFA RB, Saxony Housing, Series A, 3.75%, 10/1/99(4) (Cost $600,000)        $600,000        $   600,000
--------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $649,765,606)                                    99.4%       656,186,643
--------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                     0.6          4,043,839
                                                                                ------------------------------
 NET ASSETS                                                                        100.0%      $660,230,482
                                                                                ------------------------------
                                                                                ------------------------------






 FOOTNOTES TO STATEMENT OF INVESTMENTS

 To simplify the listings of securities, abbreviations are used per the table below:
         CAP       Capital Appreciation                                 L.I.     Long Island
         CMWLTH    Commonwealth                                         MAG      Mtg. Agency
         COP       Certificates of Participation                        MCFFA    Medical Care Facilities Finance Agency
         CUS       City University System                               MH       Multifamily Housing
         DA        Dormitory Authority                                  MHESF    Mental Health Services Facilities
         EFCPC     Environmental Facilities Corp. Pollution Control     MTAU     Metropolitan Transportation Authority
         EPAU      Electric Power Authority                             MWFAU    Municipal Water Finance Authority
         ERDAUEF   Energy Research & Development Authority              NYC      New York City
                   Electric Facilities                                  NYS      New York State
         ERDAUGF   Energy Research & Development Authority              PAUNYNJ  Port Authority of New York & New Jersey
                   Gas Facilities                                       PAU      Power Authority
         ERDAUPC   Energy Research & Development Authority              PC       Pollution Control
                   Pollution Control                                    POAU     Port Authority
         FAU       Finance Authority                                    RB       Revenue Bonds
         GP        General Purpose                                      RR       Resource Recovery
         GOB       General Obligation Bonds                             RRB      Revenue Refunding Bonds
         GORB      General Obligation Refunding Bonds                   SDI      School District
         GOUN      General Obligation Unlimited Nts.                    SFM      Single Family Mtg.
         HDC       Housing Development Corp.                            SPF      Special Facilities
         HFA       Housing Finance Agency                               SPO      Special Obligations
         HFASC     Housing Finance Agency Service Contract              SUEFS    State University Educational Facilities System
         HTAU      Highway & Transportation Authority                   SWD      Solid Waste Disposal
         IDA       Industrial Development Agency                        TBTAU    Triborough Bridge & Tunnel Authority
         IDAU      Industrial Development Authority                     UDC      Urban Development Corp.
         LGAC      Local Government Assistance Corp.                    WSS      Water & Sewer System


                     20 OPPENHEIMER NEW YORK MUNICIPAL FUND

 FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $89,507,400 or 13.56% of the Fund's net assets as of September 30, 1999.
2. Securities with an aggregate market value of $4,106,263 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. Represents the current interest rate for a variable-rate security.

AS OF SEPTEMBER 30, 1999, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $190,161,565 OR 28.80% OF THE FUND'S NET ASSETS.

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 INDUSTRY                                               MARKET VALUE          PERCENT
----------------------------------------------------------------------------------------
 Higher Education                                      $ 103,463,823             15.9%
 General Obligation                                       69,932,913             10.7
 Highways                                                 56,098,224              8.5
 Electric Utilities                                       52,366,072              8.0
 Single Family Housing                                    37,586,634              5.7
 Municipal Leases                                         37,090,172              5.7
 Corporate Backed                                         35,271,175              5.4
 Marine/Aviation Facilities                               33,958,490              5.2
 Multifamily Housing                                      32,417,215              4.9
 Water Utilities                                          31,020,408              4.7
 Hospital/Healthcare                                      29,515,576              4.5
 Pollution Control                                        26,330,509              4.0
 Sales Tax                                                26,222,973              4.0
 Manufacturing, Non-Durable Goods                         21,739,939              3.3
 Resource Recovery                                        17,213,460              2.6
 Not-for-Profit Organization                              11,090,592              1.7
 Telephone Utilities                                      10,825,000              1.6
 Adult Living Facilities                                  10,322,756              1.6
 Gas Utilities                                             7,282,500              1.1
 Special Assessment                                        6,170,057              0.9
 Sewer Utilities                                             268,155              0.0
                                                      ----------------------------------
 Total                                                  $656,186,643             100.0%
                                                      ----------------------------------
                                                      ----------------------------------


 See accompanying Notes to Financial Statements.


                     21 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES     September 30, 1999
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 ASSETS

 Investments, at value (cost $649,765,606)--see accompanying statement         $ 656,186,643
-----------------------------------------------------------------------------------------------
 Cash                                                                                514,573
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                 21,132,696
 Interest                                                                         12,107,103
 Shares of beneficial interest sold                                                   49,082
-----------------------------------------------------------------------------------------------
 Other                                                                                 5,322
                                                                               ----------------
 Total assets                                                                    689,995,419

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 LIABILITIES

 Payables and other liabilities:
 Investments purchased                                                            25,925,883
 Dividends                                                                         1,832,956
 Shares of beneficial interest redeemed                                              756,234
 Daily variation on futures contracts--Note 5                                        406,250
 Distribution and service plan fees                                                  402,848
 Trustees' compensation--Note 1                                                      247,054
 Transfer and shareholder servicing agent fees                                        60,995
 Other                                                                               132,717
                                                                               ----------------
 Total liabilities                                                                29,764,937

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 NET ASSETS                                                                     $660,230,482
                                                                               ----------------
                                                                               ----------------

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Paid-in capital                                                               $ 654,598,958
-----------------------------------------------------------------------------------------------
 Overdistributed net investment income                                              (818,678)
-----------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                             60,415
-----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                        6,389,787
                                                                               ----------------
 Net assets                                                                     $660,230,482
                                                                               ----------------
                                                                               ----------------

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $575,254,083 and 46,980,126 shares of beneficial interest outstanding)               $12.24
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                             $12.85
-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $78,526,494
 and 6,412,091 shares of beneficial interest outstanding)                             $12.25
-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,449,905
 and 526,815 shares of beneficial interest outstanding)                               $12.24


 See accompanying Notes to Financial Statements.


                     22 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                   For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 INVESTMENT INCOME

 Interest                                                                       $ 41,949,507

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 EXPENSES

 Management fees--Note 4                                                           3,690,468
-----------------------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class A                                                                           1,389,307
 Class B                                                                             986,743
 Class C                                                                              66,209
-----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4                               553,719
-----------------------------------------------------------------------------------------------
 Shareholder reports                                                                 142,138
-----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                          77,679
-----------------------------------------------------------------------------------------------
 Trustees' compensation--Note 1                                                       62,862
-----------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                          61,046
-----------------------------------------------------------------------------------------------
 Other                                                                                61,744
                                                                               ----------------
 Total expenses                                                                    7,091,915
 Less expenses paid indirectly--Note 1                                               (22,748)
                                                                               ----------------
 Net expenses                                                                      7,069,167

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                            34,880,340

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain on:
 Investments                                                                       1,136,737
 Closing of futures contracts                                                      4,311,870
                                                                               ----------------
 Net realized gain                                                                 5,448,607

-----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments            (56,154,817)
                                                                               ----------------
 Net realized and unrealized loss                                                (50,706,210)

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $(15,825,870)
                                                                               ----------------
                                                                               ----------------





 See accompanying Notes to Financial Statements.


                     23 OPPENHEIMER NEW YORK MUNICIPAL FUND

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

 YEAR ENDED SEPTEMBER 30,                                                          1999           1998
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 OPERATIONS

 Net investment income                                                     $ 34,880,340       $ 35,535,861
-------------------------------------------------------------------------------------------------------------
 Net realized gain                                                            5,448,607          2,676,806
-------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                      (56,154,817)        19,959,087
                                                                           ----------------------------------
 Net increase (decrease) in net assets resulting from operations            (15,825,870)        58,171,754

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                    (29,719,227)       (31,874,990)
 Class B                                                                     (4,077,657)        (4,618,825)
 Class C                                                                       (276,008)          (234,931)

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
 Class A                                                                      8,969,591        (43,774,682)
 Class B                                                                    (21,968,327)        (2,555,074)
 Class C                                                                        756,432          1,261,316

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total decrease                                                             (62,141,066)       (23,625,432)
-------------------------------------------------------------------------------------------------------------
 Beginning of period                                                        722,371,548        745,996,980
                                                                           ----------------------------------
 End of period (including overdistributed net investment
 income of $818,678 and $1,648,412, respectively)                          $660,230,482       $722,371,548
                                                                           ----------------------------------
                                                                           ----------------------------------



 See accompanying Notes to Financial Statements.


                     24 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED SEPTEMBER 30,              1999         1998            1997            1996             1995
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period             $13.17        $12.79          $12.41          $12.29          $11.92
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .64           .64             .69             .68             .69
Net realized and unrealized gain (loss)            (.94)          .40             .37             .12             .41
                                               --------------------------------------------------------------------------
Total income (loss) from
investment operations                              (.30)         1.04            1.06             .80            1.10
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.63)         (.66)           (.68)           (.68)           (.70)
Distributions from net realized gain                 --            --              --              --            (.03)
                                               --------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.63)         (.66)           (.68)           (.68)           (.73)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $12.24        $13.17          $12.79          $12.41          $12.29
                                               --------------------------------------------------------------------------
                                               --------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(1)               (2.36)%        8.36%           8.78%           6.65%           9.58%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)       $575,254      $609,183        $634,789        $667,258        $673,050
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $603,604      $621,555        $652,048        $684,981        $659,465
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                              5.04%         4.96%           5.49%           5.50%           5.76%
Expenses                                           0.88%         0.87%(3)        0.86%(3)        0.91%(3)        0.90%(3)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                           18%           25%             21%             21%             15%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $126,455,653 and $152,129,748, respectively.

See accompanying Notes to Financial Statements.


                     25 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  CONTINUED
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED SEPTEMBER 30,                   1999           1998             1997             1996             1995
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                  $13.18          $12.79           $12.41           $12.30          $11.93
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .54             .55              .59              .60             .60
Net realized and unrealized gain (loss)                 (.94)            .41              .38              .10             .42
                                                     -----------------------------------------------------------------------------
Total income (loss) from
investment operations                                   (.40)            .96              .97              .70            1.02
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.53)           (.57)            (.59)            (.59)           (.62)
Distributions from net realized gain                      --              --               --               --            (.03)
                                                     -----------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.53)           (.57)            (.59)            (.59)           (.65)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.25          $13.18           $12.79           $12.41          $12.30
                                                     -----------------------------------------------------------------------------
                                                     -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                    (3.11)%          7.62%            7.97%            5.77%           8.75%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $78,526        $107,021         $106,459         $101,302         $91,108
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $98,597        $106,130         $104,183          $98,488         $81,743
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                   4.25%           4.21%            4.72%            4.73%           4.95%
Expenses                                                1.65%           1.63%(3)         1.63%(3)         1.68%(3)        1.67%(3)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                18%             25%              21%              21%             15%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $126,455,653 and $152,129,748, respectively.

See accompanying Notes to Financial Statements.


                     26 OPPENHEIMER NEW YORK MUNICIPAL FUND

CLASS C     YEAR ENDED SEPTEMBER 30,                  1999          1998          1997          1996      1995(5)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period                 $13.17        $12.79        $12.41        $12.30     $12.22
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .56           .47           .57           .60        .05
Net realized and unrealized gain (loss)                (.96)          .48           .39           .09        .08
                                                     ---------------------------------------------------------------
Total income (loss) from
investment operations                                  (.40)          .95           .96           .69        .13
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.53)         (.57)         (.58)         (.58)      (.05)
Distributions from net realized gain                     --            --            --            --         --
                                                     ---------------------------------------------------------------
Total dividends and distributions
to shareholders                                        (.53)         (.57)         (.58)         (.58)      (.05)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.24        $13.17        $12.79        $12.41     $12.30
                                                     ---------------------------------------------------------------
                                                     ---------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                   (3.11)%        7.54%         7.95%         5.64%      1.10%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)             $6,450        $6,168        $4,749        $2,007        $25
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $6,622        $5,420        $3,798          $752        $18
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  4.26%         4.30%         4.67%         4.60%      3.67%
Expenses                                               1.65%         1.63%(3)      1.63%(3)      1.77%(3)   1.37%(3)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               18%           25%           21%           21%        15%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $126,455,653 and $152,129,748, respectively.
5. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

See accompanying Notes to Financial Statements.


                     27 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer New York Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                     28 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1999, a provision of $4,254 was made for the Fund's projected benefit obligations and payments of $14,569 were made to retired trustees, resulting in an accumulated liability of $239,511 as of September 30, 1999.

     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect an increase in paid-in capital of $34,359, a decrease in overdistributed net investment income of $22,286, and a decrease in accumulated net realized gain on investments of $56,645.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                     29 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               YEAR ENDED SEPTEMBER 30, 1999   YEAR ENDED SEPTEMBER 30, 1998
                                 SHARES         AMOUNT            SHARES          AMOUNT
--------------------------------------------------------------------------------------------
CLASS A
Sold                           5,656,270    $  72,055,946        3,928,958    $  50,847,551
Dividends and/or
distributions reinvested       1,573,355       20,244,395        1,692,174       21,877,187
Redeemed                      (6,493,894)     (83,330,750)      (8,997,338)    (116,499,420)
                              --------------------------------------------------------------
Net increase (decrease)          735,731    $   8,969,591       (3,376,206)   $ (43,774,682)
                              --------------------------------------------------------------
                              --------------------------------------------------------------

--------------------------------------------------------------------------------------------
CLASS B
Sold                             870,104    $  11,062,376          925,113    $  11,973,080
Dividends and/or
distributions reinvested         205,324        2,647,249          233,067        3,013,390
Redeemed                      (2,785,915)     (35,677,952)      (1,356,282)     (17,541,544)
                              --------------------------------------------------------------
Net decrease                  (1,710,487)   $ (21,968,327)        (198,102)   $  (2,555,074)
                              --------------------------------------------------------------
                              --------------------------------------------------------------

--------------------------------------------------------------------------------------------
CLASS C
Sold                             206,146    $   2,644,751          187,441    $   2,433,192
Dividends and/or
distributions reinvested          16,196          208,516           14,729          190,501
Redeemed                        (163,755)      (2,096,835)        (105,189)      (1,362,377)
                              --------------------------------------------------------------
Net increase                      58,587    $     756,432           96,981    $   1,261,316
                              --------------------------------------------------------------
                              --------------------------------------------------------------


                     30 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of September 30, 1999, net unrealized appreciation on securities of $6,421,037 was composed of gross appreciation of $22,938,380, and gross depreciation of $16,517,343.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 1999, was 0.52% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       AGGREGATE         CLASS A     COMMISSIONS        COMMISSIONS        COMMISSIONS
                       FRONT-END       FRONT-END      ON CLASS A         ON CLASS B         ON CLASS C
                   SALES CHARGES   SALES CHARGES          SHARES             SHARES             SHARES
                      ON CLASS A     RETAINED BY     ADVANCED BY        ADVANCED BY        ADVANCED BY
YEAR ENDED                SHARES     DISTRIBUTOR     DISTRIBUTOR(1)     DISTRIBUTOR(1)     DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
September 30, 1999      $572,576        $116,793         $38,094           $351,127            $22,047

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                       CLASS A                         CLASS B                      CLASS C
                           CONTINGENT DEFERRED             CONTINGENT DEFERRED          CONTINGENT DEFERRED
                                 SALES CHARGES                   SALES CHARGES                SALES CHARGES
YEAR ENDED             RETAINED BY DISTRIBUTOR         RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------
September 30, 1999                     $44,962                        $210,111                      $11,886

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                     31 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

 CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $1,389,307, all of which was paid by the Distributor to recipients. That included $24,352 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                                 DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                     AGGREGATE      UNREIMBURSED
                                                                  UNREIMBURSED     EXPENSES AS %
                        TOTAL PAYMENTS       AMOUNT RETAINED          EXPENSES     OF NET ASSETS
                            UNDER PLAN        BY DISTRIBUTOR        UNDER PLAN          OF CLASS
------------------------------------------------------------------------------------------------
Class B Plan                  $986,743              $767,626        $1,999,796              2.55%
Class C Plan                    66,209                33,245            71,519              1.11


                     32 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 1999, the Fund had outstanding futures contracts as follows:

                            EXPIRATION       NUMBER OF      VALUATION AS OF      UNREALIZED
CONTRACT DESCRIPTION              DATE       CONTRACTS       SEPT. 30, 1999    DEPRECIATION
-------------------------------------------------------------------------------------------
CONTRACTS TO SELL
U.S. Long Bond                12/20/99             500          $56,968,750         $31,250

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the year ended September 30, 1999.


                     33 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER NEW YORK MUNICIPAL
FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer New York Municipal Fund as of September 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



KPMG LLP

Denver, Colorado
October 21, 1999


                     34 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     None of the dividends paid by the Fund during the fiscal year ended September 30, 1999 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     35 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
OPPENHEIMER NEW YORK MUNICIPAL FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Robert E. Patterson, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant
                         Secretary Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
--------------------------------------------------------------------------------
INVESTMENT ADVISOR       OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
TRANSFER AND             OppenheimerFunds Services
SHAREHOLDER
SERVICING AGENT
--------------------------------------------------------------------------------
CUSTODIAN OF             Citibank, N.A.
PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS     KPMG LLP
--------------------------------------------------------------------------------
LEGAL COUNSEL            Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer New York Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New York Municipal Fund. For material information concerning the Fund, see the Prospectus.

                         SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                     36 OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
GLOBAL EQUITY
                Developing Markets Fund            Global Fund
                International Small Company Fund   Quest Global Value Fund
                Europe Fund                        Global Growth & Income Fund
                International Growth Fund
---------------------------------------------------------------------------------------------
EQUITY
                STOCK                              STOCK & BOND
                Enterprise Fund(1)                 Main Street(-Registered Trademark-)Growth & Income Fund
                Discovery Fund                     Quest Opportunity Value Fund
                Main Street(-Registered Trademark-)
                Small Cap Fund                     Total Return Fund
                Quest Small Cap Value Fund         Quest Balanced Value Fund
                MidCap Fund                        Capital Income Fund(2)
                Capital Appreciation Fund          Multiple Strategies Fund
                Growth Fund                        Disciplined Allocation Fund
                Disciplined Value Fund             Convertible Securities Fund
                Quest Value Fund
                Trinity Growth Fund                SPECIALTY
                Trinity Core Fund                  Real Asset Fund
                Trinity Value Fund                 Gold & Special Minerals Fund

---------------------------------------------------------------------------------------------
FIXED INCOME
                TAXABLE                            MUNICIPAL
                International Bond Fund            California Municipal Fund(3)
                World Bond Fund                    Main Street(R)California Municipal Fund(3)
                High Yield Fund                    Florida Municipal Fund(3)
                Champion Income Fund               New Jersey Municipal Fund(3)
                Strategic Income Fund              New York Municipal Fund(3)
                Bond Fund                          Pennsylvania Municipal Fund(3)
                Senior Floating Rate Fund          Municipal Bond Fund
                U.S. Government Trust              Insured Municipal Fund
                Limited-Term Government Fund       Intermediate Municipal Fund

                                                   ROCHESTER DIVISION
                                                   Rochester Fund Municipals
                                                   Limited Term New York Municipal Fund
---------------------------------------------------------------------------------------------

MONEY MARKET(4)
                Money Market Fund                  Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                     37 OPPENHEIMER NEW YORK MUNICIPAL FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------

INTERNET
24-hr access to account information and transactions www.oppenheimerfunds.com

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

PHONELINK
24-hr automated information and automated transactions
1.800.533.3310

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461

OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

--------------------------------------------------------------------------------

                                   [LOGO] OPPENHEIMERFUNDS-REGISTERED TRADEMARK-
                                                      DISTRIBUTOR, INC.

RA0360.001.0999  November 29, 1999